UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2022

LHC GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Hugh Wallis Road South, Lafayette, LA 70508

(Address of Principal Executive Offices) (Zip Code)

(337) 233-1307

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LHCG	NASDAQ Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On March 28, 2022, LHC Group, Inc. (the “Company” or “LHC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with UnitedHealth Group Incorporated (“Parent”) and Lightning Merger Sub Inc., a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than any (i) unvested Company RSAs (as defined below) and (ii) Shares owned by (A) Parent, Merger Sub or any other wholly owned subsidiary of Parent, the Company (and, in each case, not held on behalf of third parties) or (B) stockholders who have properly made and not withdrawn or lost a demand for appraisal rights with respect to their Shares) will be cancelled and converted into the right to receive an amount in cash, without interest, equal to $170.00 (the “Per Share Merger Consideration”).

The respective boards of directors of the Company (the “Company Board”) and Parent have unanimously approved the Merger Agreement and the transactions contemplated thereby, and the Company Board has recommended that its stockholders adopt the Merger Agreement at a meeting to be held for such purpose (the “Company Stockholders Meeting” and, such recommendation, the “Company Recommendation”).

At the Effective Time, Company equity-based awards outstanding immediately prior to the Effective Time will generally be subject to the following treatment:

•

Each option to acquire Shares (a “Company Option”), that is vested immediately prior to the Effective Time, will be converted into the right to receive an amount in cash equal to the total number of Shares subject to such Company Option multiplied by the excess, if any, of the Per Share Merger Consideration over the exercise price per Share of such Company Option;

•

Each Company Option that is unvested immediately prior to the Effective Time will be converted into an option to purchase a number of shares of Parent common stock (“Parent Shares”) based on the equity award exchange ratio set forth in the Merger Agreement (the “Equity Award Exchange Ratio”), with the exercise price per Share applicable to such Company Option adjusted by the Equity Award Exchange Ratio; and

•

Each outstanding Company restricted stock award (a “Company RSA”) that is unvested will be converted into a number of restricted shares of Parent Common Stock (a “Parent RSA”) based on the Equity Award Exchange Ratio.

•

Company equity-based awards that convert into equity-based awards denominated in Parent Shares will generally be subject to the same terms and conditions (including, as applicable, vesting, exercise and settlement) as applied to such award prior to the Effective Time, except to the extent such terms and conditions are rendered inoperative by the Merger or with respect to such other changes that are necessary for the administration of the awards and that are not detrimental to the holder of the award.

The closing of the Merger (the “Closing”) is subject to certain conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding Shares entitled to vote on such matter at the Company Stockholders Meeting (such adoption, the “Requisite Company Vote”), (ii) the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), without, solely as relates to Parent’s obligation to consummate the Merger, the imposition of any Burdensome Condition (as defined in the Merger Agreement), (iii) the absence of other legal restraints that prohibit the transactions contemplated by the Merger Agreement, (iv) the accuracy of the parties’ respective representations and warranties contained in the Merger Agreement (subject to customary materiality thresholds), (v) the performance of the parties’ respective covenants contained in the Merger Agreement in all material respects, and (vi) solely as relates to Parent’s obligation to consummate the Merger, the absence of any Material Adverse Effect (as defined in the Merger Agreement) with respect to the Company.

The parties have made customary representations and warranties, and agreed to customary covenants, in the Merger Agreement, including customary covenants regarding (i) the conduct of the Company’s business during the pre-Closing period, (ii) the Company’s obligation to call and hold, and to file a proxy statement in connection with, the Company Stockholders Meeting and (iii) subject to certain qualifications as set forth in the Merger Agreement, the parties’ use of their respective reasonable best efforts to effect the expiration or termination of the required waiting period under the HSR Act, obtain all other required regulatory approvals and otherwise consummate the Merger in a timely manner.

The Merger Agreement also contains customary covenants prohibiting the Company from (i) soliciting competing proposals, (ii) engaging in discussions with, or providing information to, competing bidders, (iii) entering into alternative acquisition agreements with competing bidders or (iv) withdrawing or changing the Company Recommendation in a manner adverse to Parent. Notwithstanding the foregoing “no-shop” covenants, prior to obtaining the Requisite Company Vote, under specified circumstances the Company Board may withdraw or change the Company Recommendation in response to an Intervening Event (as defined in the Merger Agreement) or a Superior Proposal (as defined in the Merger Agreement) or terminate the Merger Agreement in order to enter into an alternative acquisition agreement with respect to a Superior Proposal and concurrently pay to Parent a termination fee (as described below).

The Merger Agreement contains certain customary termination rights for the Company and Parent, including (i) by either party if (A) the Merger is not consummated on or before December 28, 2022 (subject to extension to June 28, 2023, under certain circumstances), (B) the Requisite Company Vote is not obtained at the Company Stockholders Meeting or any adjournment or postponement thereof or (C) any law or order prohibiting the Merger has become final and non-appealable; (ii) by the Company (A) in the event of a material uncured breach by Parent or Merger Sub of any of its representations, warranties or covenants in the Merger Agreement, or (B) prior to the time the Requisite Company Vote is obtained, in order to enter into an alternative acquisition agreement with respect to a Superior Proposal; and (iii) by Parent (A) in the event of a material uncured breach by the Company of any of its representations, warranties or covenants in the Merger Agreement, or (B) prior to the time the Requisite Company Vote is obtained, if the Company Board has withdrawn or changed the Company Recommendation or the Company or its subsidiaries have materially breached its “no-shop” covenants described above. Upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay to Parent a termination fee of $180 million.

General

The foregoing description of the Merger Agreement does not purport to be a complete description and such description is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference. The Merger Agreement has been included to provide holders of Shares with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations, warranties and covenants by each of the parties thereto. These representations, warranties and covenants (A) were made solely for the benefit of the other parties to the Merger Agreement; (B) are subject to limitations agreed upon by the parties; (C) are not intended to be treated as categorical statements of fact, but rather as a way of allocating contractual risk among the parties; (D) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders; (E) are qualified by information in confidential disclosure schedules provided in connection with the signing of the Merger Agreement, which schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement; and (F) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Accordingly, investors and others should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, Parent or any of their respective subsidiaries or affiliates. Further, the Merger Agreement should not be read alone but instead should be read in conjunction with the other information regarding the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement, the Company, Parent and their respective subsidiaries and affiliates that will be contained in, or incorporated by reference into, the proxy statement that will be filed with the Securities and Exchange Commission (the “SEC”), as well as in the Forms 10-K, Forms 10-Q and other filings that the Company and Parent may file with the SEC.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed Merger and the financial condition, results of operations and businesses of LHC. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. LHC cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the Merger, the satisfaction of the closing conditions to the Merger, including required regulatory and stockholder approvals, and LHC’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to LHC, are necessarily estimates reflecting the judgment of LHC’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; risks related to disruption of management’s attention from LHC’s ongoing business operations due to the Merger and the significant costs that LHC will and has incurred in connection with the Merger; the effect of the announcement of the Merger on LHC’s relationships with its customers, payors and joint venture partners, and on its operating results and business generally; the risk that the Merger will not be consummated in a timely manner; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, including the recent war in Ukraine and any escalation thereof, cyber terrorism or cyber attacks, epidemics and pandemics, and other matters beyond LHC’s control; LHC’s ability to retain or renew existing customers and attract new customers; LHC’s business strategies and its ability to grow its business; LHC’s participation in the Medicare and Medicaid programs; the reimbursement levels of Medicare and other third-party payors, including changes in reimbursement resulting from regulatory changes; the prompt receipt of payments from Medicare and other third-party payors; LHC’s future sources of and needs for liquidity and capital resources; the effect of any regulatory changes or anticipated regulatory changes; the effect of any changes in market rates on LHC’s operations and cash flows; LHC’s ability to obtain financing; LHC’s ability to make payments as they become due; the outcomes of various routine and non-routine governmental reviews, audits, and investigations; LHC’s expansion strategy, the successful integration of recent acquisitions and, if necessary, the ability to relocate or restructure its current facilities; the value of our proprietary technology; the impact of legal proceedings; LHC’s insurance coverage; LHC’s competitors and its competitive advantages; LHC’s ability to attract and retain valuable employees; the price of LHC’s common stock; LHC’s compliance with environmental, health and safety laws and regulations; LHC’s compliance with health care laws and regulations; the impact of federal and state government regulation on LHC’s business; and the impact of changes in or future interpretations of fraud, anti-kickback or other laws. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in LHC’s most recent Annual Report on Form 10-K filed with the SEC on February 24, 2022.

LHC’s forward-looking statements speak only as of the date of this communication or as of the date they are made. LHC disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group Incorporated. In connection with the Merger, LHC will file with the SEC and furnish to LHC’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the Merger or incorporated by reference in the proxy statement because they will contain important information about the Merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC’s website at http://investor.lhcgroup.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of LHC may be deemed “participants” in the solicitation of proxies from stockholders of LHC in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of LHC in connection with the Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 27, 2021.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 28, 2022, by and among LHC Group, Inc., UnitedHealth Group Incorporated and Lightning Merger Sub Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

Date: March 29, 2022	By:	/s/ Joshua L. Proffitt
Name: Joshua L. Proffitt
Title: President